Exhibit 24

POWER OF ATTORNEY

INDIANA MICHIGAN POWER COMPANY
Annual Report on Form 10-K for the Fiscal Year Ended
December 31, 2025

    The undersigned directors of INDIANA MICHIGAN POWER COMPANY, an Indiana corporation (the "Company"), do hereby constitute and appoint WILLIAM J. FEHRMAN, TREVOR I. MIHALIK and MATTHEW D. FRANSEN, and each of them, their attorneys-in-fact and agents, to execute for them, and in their names, and in any and all of their capacities, the Annual Report of the Company on Form 10-K, pursuant to Section 13 of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2025, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing required or necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, each of the undersigned have signed these presents as of the “Date of Execution” set forth below.

/s/ Steven F. Baker                        February 11, 2026
Steven F. Baker                        Date of Execution

/s/ Robert B. Berntsen                        February 10, 2026
Robert B. Berntsen                        Date of Execution

/s/ William J. Fehrman                    February 10, 2026
Wiliam J. Fehrman                        Date of Execution

Scott A. Huebner                        Date of Execution

/s/ Trevor I. Mihalik                        February 10, 2026
Trevor I. Mihalik                        Date of Execution

/s/ Katherine K. Runkle                    February 10, 2026
Katherine K. Runkle                        Date of Execution

/s/ Stephanny L. Smith                     February 10, 2026
Stephanny L. Smith                          Date of Execution

/s/ Andrew J. Williamson                    February 10, 2026
Andrew J. Williamson                    Date of Execution